Exhibit 10.2

PATENT SECURITY AGREEMENT

This is a Patent Security Agreement ("Agreement"), dated March 7, 2007, made by NaturalNano, Inc., a Nevada corporation, and its wholly-owned subsidiary NaturalNano Research, Inc, a Delaware corporation (collectively referred to herein as the "Company") with a place of business at 15 Schoen Place, Pittsford, NY 14534 in favor of the investors named Schedule I to this Agreement (the "Secured Parties") and Platinum Advisors, LLC, a Delaware limited liability company with an address of 152 West 57th Street, 65th Floor, New York, NY 10019, as agent (the “Agent”).

Background.

A. This Agreement is being executed in connection with that certain Loan and Security Agreement dated as of March 7, 2007, by and among the Company, NaturalNano, Inc., the Secured Parties and the Agent (as amended, supplemented, restated, replaced, or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meanings given to such terms in, or by reference in, the Loan Agreement.

B. As security for payment and performance of the Obligations, the Company is granting Secured Party a first and prior lien on and security interest in certain assets of the Company associated with or relating to services or products related to the Company's Patent Collateral (as defined herein), and under which the Secured Party is entitled to foreclose or otherwise deal with such assets under the terms and conditions set forth herein.

C. The Company owns, is developing the technology of, and/or is using (i) the Letters Patent and the inventions disclosed and claimed therein set forth on Exhibit A to this Agreement (hereinafter referred to collectively as the "Patents"); (ii) the applications for Letters Patent and the inventions disclosed and claimed therein set forth on Exhibit A to this Agreement and any Letters Patent which may be issued upon any of said applications (hereinafter referred to collectively as the "Applications"); (iii) US provisional patent applications and the inventions disclosed therein set forth on Exhibit A to this Agreement (hereinafter referred to collectively as the "Provisional Applications”); (iv) foreign patents, foreign patent applications, and/or Patent Cooperation treaty (PCT) applications and the inventions disclosed and claimed therein set forth on Exhibit A to this Agreement (hereinafter referred to collectively as the "Foreign Patents"). In conjunction with the patents and applications, Company may use and/or adopt any reissues, extensions, divisions, continuations or continuations-in-part of the patents or applications (such reissues, extensions, divisions, continuations and continuations-in-part being herein referred to collectively as the "Reissued Patents"); and may be entitled to future royalties or other fees paid or payments made to Company in respect of the Patents (hereinafter referred to collectively as the "Royalties"), (the Patents, Applications, Provisional Applications, Foreign Patents, Reissued Patents and Royalties are referred to collectively as the "Patent Rights").

D. Pursuant to the Loan Agreement, the Secured Party has been granted a first and prior lien on and security interest in, among other things, the Patent Collateral (as defined herein) and the registration thereof, as security for all of the Obligations, and the Secured Party desires to have its security interest in such Patent Collateral confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

Now therefore, with the foregoing Background deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. In consideration of and pursuant to the terms of the Loan Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure the payment and performance of the Obligations, the Company grants a first and prior lien and security interest to the Secured Party in all of the Patent Rights and all proceeds thereof and all the Company's right, title, interest, claims and demands that the Company has or may have in profits and damages for past and future infringements of the Patent Rights (such rights, interest, claims and demand being herein called the "Claims") (the Patent Rights and Claims are collectively herein referred to as the "Patent Collateral").

2. The Company hereby covenants and agrees to maintain the Patent Collateral in full force and effect (except to the extent any Patent Collateral expires by its terms) until all of the Obligations are satisfied in full.

3.  The Company represents, warrants and covenants to the Secured Party that:

(a) The Company is, except as otherwise noted herein or in Exhibit A, the sole and exclusive respective owner of the entire and unencumbered right, title and interest in and to the Patent Collateral;

(b) To the best of the Company's knowledge, based either upon an on-line search (see Exhibit A, footnote 1) and review of application documents available, but with no other investigation having been made or required to be made, the Patent Collateral has not been adjudged invalid or unenforceable;

(c) To the best of the Company's knowledge, with no investigation having been made or required to be made, all issued patents of the Patent Rights, if any, are valid and enforceable;

(d) To the best of the Company's knowledge, based either upon an on-line USPTO assignment search (see Exhibit A, footnote 1) and review of application documents available, but with no investigation having been made or required to be made, except as noted by Footnote 1 of Exhibit A, all of the Patent Collateral is free and clear of any liens, charges and encumbrances including, without limitation, pledges, assignments, licenses and covenants by Company not to sue third persons, except that certain patent applications may be subject to a non-exclusive license as set forth in NCRADA-NRL-05-367;

(e) The Company has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Patent Collateral;

(f) The Company has the right, power and authority to enter into this Agreement and perform its terms;

(g) The Company has used and will continue to use for the duration of this Agreement, consistent standards of quality in services or products leased or sold under the Patent Collateral and hereby grants to the Secured Party and its employees, representatives and agents the right (with no obligation of any kind upon the Secured Party to do so) upon prior notice to visit the Company's affiliates, franchises or management locations and to inspect the use of the Patent Collateral and quality control records relating thereto at reasonable times during regular business hours to ensure the Company's compliance with this paragraph 3(h).

4. The Company further covenants that:

(a) Until the Obligations have been satisfied in full, the Company will not enter into any agreement, including, without limitation, license agreements or options, which are inconsistent with the Company’s obligations under this Agreement or any obligation under the Loan Agreement or which restrict or impair the Secured Party 's rights hereunder.

(b) If the Company shall acquire or hold any new Patent Collateral that is not listed on Exhibit A hereto ("Additional Patent Collateral") or even though presently listed in Exhibit A, Company later records such acquisition or holding, then (i) the provisions of this Agreement shall be deemed to automatically apply thereto and such Additional Patent Collateral shall be deemed part of the Patent Collateral, (ii) the Company shall give the Secured Party prompt written notice thereof, and (iii) the Company shall promptly deliver to the Secured Party with respect to such Additional Patent Collateral, a Supplement to Patent Security Agreement in a form satisfactory to the Secured Party, duly completed and executed by the Company. Each schedule of Additional Patent Collateral shall be incorporated and become a part of Exhibit A, and all references to Exhibit A contained in this Agreement shall be deemed, for all purposes, to also include each such schedule. The Company hereby authorizes and empowers the Secured Party, its successors and assigns, and any officer or agent of the Secured Party as the Secured Party may select, in its exclusive discretion, as the Company's true and lawful attorney-in-fact, with the power to endorse the Company's name on such Supplement to Patent Security Agreement and to execute any documents or make any filings in connection therewith.

5. So long as this Agreement is in effect and so long as the Company has not received notice from the Secured Party that an Event of Default has occurred and is continuing under the Loan Agreement or the Note and that the Secured Party has elected to exercise its rights hereunder (i) the Company shall continue to have the exclusive right to use the Patent Collateral; and (ii) the Secured Party shall have no right to use the Patent Collateral or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Patent Collateral to any third party. Foreclosure with respect to the Patent Collateral shall not abrogate or diminish the rights of any licensee or any other permitted transferee of any part of the Patent Collateral in the normal course of the Company’s business.

6. The Company agrees not to sell, license, grant any option, assign or further encumber its rights and interest in the Patent Collateral to any entity or person without the prior written consent of the Secured Party, except that the Company may, without any consent, grant exclusive, field of use and non-exclusive licenses in the normal course of its business.

7. Anything herein contained to the contrary notwithstand-ing, if and while an Event of Default exists under the Loan Agreement or the Note, the Company covenants and agrees that the Secured Party, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect in the State of New York, may take such action as permitted hereunder, in its exclusive discretion, to foreclose upon the Patent Collateral.

8. This Agreement shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

9. All rights and remedies herein granted to the Secured Party shall be in addition to any rights and remedies granted to the Secured Party under the Loan Agreement and the Note. In the event of an inconsistency between this Agreement and Loan Agreement, the language of this Agreement shall control.

10. Upon performance and full satisfaction of all Obligations, the Secured Party shall execute and deliver to the Company all documents reasonably necessary to terminate the Secured Party's security interest in the Patent Collateral and to record such satisfaction and termination wherever Company chooses, including but not limited to the United States Patent and Trademark Office, at the sole expense of the Company.

11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Patent Collateral, or in defending or prosecuting any actions or proceed-ings arising out of or related to the Patent Collateral, in each case in accordance with the terms of this Agreement, shall be borne and paid by the Company on demand by the Secured Party and until so paid shall be added to the principal amount of the Note.

12. Subject to the terms of the Loan Agreement and except to the extent that the Company reasonably determines such Patent Collateral is not material to its business, the Company shall have the duty to prosecute diligently any application and/or registration with respect to the Patent Collateral pending as of the date of this Agreement or thereafter, until all of the Obligations shall have been satisfied in full, to preserve and maintain all rights in the Patent Collateral, and upon reasonable request by the Secured Party, the Company shall make application for a patent on patentable technology belonging to the Company or licensed to the Company. Any reasonable expenses incurred in connection with such applications shall be borne exclusively by the Company. The Company shall not abandon any Patent Collateral (other than Patent Collateral that the Company reasonably determines is not material to its business) without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld.

13. The Company shall have the right to bring suit in its own name to enforce the Patent Collateral, in which event the Secured Party may, if the Company reasonably deems it necessary, be joined as a nominal party to such suit, so long as the Secured Party shall have been satisfied, in its sole discretion, that it is not thereby incurring any risk of liability because of such joinder. The Company shall promptly, upon demand, reimburse and indemnify the Secured Party for all damages, costs and expenses, including reasonable attorneys' fees and costs, incurred by the Secured Party in the fulfillment of the provisions of this paragraph.

14. Upon the occurrence and during the continuance of an Event of Default under the Loan Agreement or the Note, the Secured Party may, without any obligation to do so, complete any obligation of the Company hereunder, in the Company's name or in the Secured Party's name, but at the expense of the Company, and the Company hereby agrees to reimburse the Secured Party in full for all reasonable expenses, including, without limitation, all reasonable attorneys' fees incurred by the Secured Party in protecting, defending and maintaining the Patent Collateral.

15. No course of dealing between the Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of the Secured Party's rights and remedies with respect to the Patent Collateral, whether established hereby or by the Loan Agreement or the Note, or by any other future agreements between the Company and the Secured Party or by law, shall be cumulative and may be exercised singularly or concurrently.

16. The provisions of this Agreement are severable and the invalidity or unenforceability of any provision herein shall not affect the remaining provisions which shall continue unimpaired and in full force and effect.

17. This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

18. This Agreement shall be governed by and construed in conformity with the laws of the State of New York, without regard to its otherwise applicable principles of conflicts of laws.

19. THE COMPANY AND THE SECURED PARTY EACH WAIVES ANY AND ALL RIGHTS EITHER MAY HAVE TO A JURY TRIAL ARISING IN CONNECTION WITH ANY PROCEED-ING OR CONTROVERSY RELATING TO THIS AGREEMENT.

In witness whereof, the parties hereto have executed this Patent Security Agreement, the day and year first above written.

NATURALNANO, INC.

By:	/s/ Cathy A. Fleischer
Name:	Cathy A. Fleischer
Title:	President

Attest:	/s/ Ninetta McDonald
Name:	Ninetta McDonald
Title:	Administrative Assistant

NATURALNANO RESEARCH, INC.

By:	/s/ Kathleen A. Browne
Name:	Kathleen A. Browne
Title:	Chief Financial Officer

Attest:	/s/ Ninetta McDonald
Name:	Ninetta McDonald
Title:	Administrative Assistant

CORPORATE ACKNOWLEDGMENT

UNITED STATES OF AMERICA		:
STATE OF NEW YORK	:	SS
COUNTY OF MONROE		:

On this 5th day of March, 2007, before me personally appeared Cathy Fleischer, who being duly sworn, deposes and says that she is the President of NaturalNano, Inc., the corporation described in the foregoing document, that she in such capacity as officer of said corporation is authorized to execute on behalf of each corporation the foregoing document for the purposes contained therein, and that she is the person whose name and signature is subscribed to the foregoing document.

/s/ Paul M. LeFrois, Jr.
Notary Public

Paul M. LeFrois, Jr. Notary Public, State of New York Monroe County No. 01LE5019379 Commission Expires 10/18/2009

CORPORATE ACKNOWLEDGMENT

UNITED STATES OF AMERICA		:
STATE OF NEW YORK	:	SS
COUNTY OF MONROE		:

On this 5th day of March, 2007, before me personally appeared Kathleen Browne, who being duly sworn, deposes and says that she is the Chief Financial Officer of NaturalNano Research, Inc., the corporation described in the foregoing document, that she in such capacity as officer of said corporation is authorized to execute on behalf of each corporation the foregoing document for the purposes contained therein, and that she is the person whose name and signature is subscribed to the foregoing document.

/s/ Paul M. LeFrois, Jr.
Notary Public

Paul M. LeFrois, Jr. Notary Public, State of New York Monroe County No. 01LE5019379 Commission Expires 10/18/2009

PATENT SECURITY AGREEMENT
Exhibit A

Application S/N, Date

11/244,376
Filed 10/06/05

11/042,219
Filed 01/25/05

11/134,657
Filed 05/20/02

11/183,417
Filed 07/18/05

11/099,055
Filed 4/5/2005 (1)

PCT/US2006/019682
Filed 05/19/06

PCT/US2006/026936
Filed 5/19/06

11/481,025
Filed 7/6/2006

11/469,128
Filed 08/31/06

PCT/US2006/034281
Filed 9/1/2006

11/531,459
Filed 09/13/06

PCT/US2006/035659
Filed 9/14/2006

11/541,115
Filed 10/19/06

PCT/US2006/041208
Filed 10/20/06

11/554,575
Filed 10/30/06

PCT/US2006/042554
Filed 10/31/06

60/867,369
Filed 11/27/2006

60/888,685
Filed 2/7/07

1 Application may be subject to a claim of joint ownership.

Schedule I

Platinum Partners Long Term Growth IV
Platinum Advisors LLC
Longview Special Financing Inc.